UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts    02116

                     (Address of principal executive offices)                     (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL SERIES

ANNUAL REPORT

December 31, 2008

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

During the 12 months ended December 31, 2008, what started as a subprime lending crisis in the United States transformed into a broad-based credit crisis impacting capital markets around the world. As world policymakers responded with massive stimulus packages to help mend credit markets, investors turned their focus on the eventual impact of the credit crunch on the real economy, employment and corporate earnings. World markets declined sharply as risk aversion increased in anticipation of a significantly weaker economy. During the year, all sectors represented in the Fund’s benchmark and all major and emerging stock markets posted sharply negative returns.

Indeed, 2008 was one of the worst years on record for world stock markets, as the Fund’s benchmark, the MSCI ACWI ex USA, returned –45.24%. Although the United States was the center of the global financial crisis, the international markets generally fared worse in U.S. dollar terms during the year. As investors sought the safe haven of U.S. Treasury bonds, the U.S. dollar surged in the second half of the year to record annual gains of 4.64% against the euro, 22.26% against the Canadian dollar and 36.36% against the British pound. The only major currency stronger than the U.S. dollar was the Japanese yen, which gained 18.40% in 2008.

The rout in the financial markets affected both developed and developing markets. In Europe several markets lost over half their value. The financial services industry was hit particularly hard, compelling some European governments to acquire major banking organizations. Asian markets were hammered by the flight to cash as well as by concern about what effect a slowdown in Western consumer spending might have on Asia’s export economy. Meanwhile, Emerging Markets were hurt by a severe downturn in commodity prices in the second half of the year.

International Value Fund held up better than its benchmark

Institutional Class shares of the International Value Fund returned –43.37% for the fiscal year ended December 31, 2008, holding up better than the –45.24% return on its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also outperformed the benchmark, returning –43.50%. Attribution from a regional perspective indicates that the Fund’s relative return received a boost from security selection in Emerging Markets and Japan, but this was more than offset by weakness in Europe. Sectors that had the largest positive impact on relative returns were Health Care and Information Technology, while the most negative sectors were Energy and Consumer Staples. Holding cash during the year had a positive effect, as did holding a different basket of currencies than the MSCI ACWI ex USA.

Market outlook

While there may be due cause for pessimism about the future for international equity markets given the carnage, we believe there is also cause for optimism. In our opinion, many of the key variables for favorable equity markets are already in place, such as low interest rates, moderating inflation, and attractive valuations. An extended period of weak international economic growth cannot be ruled out, but we do not believe it is not the most likely scenario.

Even though the near-term pace of economic growth has slowed, the long-term outlook for many economies — especially the emerging markets of China, India and Brazil — is still promising. Historically, investor sentiment and stock prices have risen in anticipation of improved corporate earnings. We believe earnings growth should eventually flow through from the aggressive monetary and fiscal economic stimuli already in place. Downside risk is still possible in the form of a continuing flow of poor corporate news and further earnings downgrades, but we believe 2009 may be closer to a cyclical trough in corporate earnings than it is to a peak.

As long-term, fundamental value investors, we seek to take advantage of the vast, company-specific opportunities that are becoming available on a daily basis as a result of the extreme market volatility and price weakness. In this environment, our research is uncovering what we believe to be many high-quality businesses that have strong balance sheets, are well managed and have seen sharp declines in their share prices. We are finding these opportunities in all sectors and in many countries around the world

We believe the companies represented in the portfolio will emerge from the current crisis well positioned to provide positive returns for investors over the long term.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Lauretta (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Value Fund

Growth of a $1,000,000 Investment in Institutional Class

December 31, 1998 through December 31, 20082

Average Annual Total Returns — December 31, 20082

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class
(Inception 12/30/1996)	-43.37%	-6.84%	2.01%	3.00%	—
Advisor Class
(Inception 9/13/2005)	-43.50%	-7.02%	—	—	-4.27%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Inception Advisor Class[5]
MSCI ACWI ex USA[1]	-45.24%	-6.57%	3.00%	2.27%	-4.83%

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.93%	0.93%
Advisor	1.68	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

During the 12 months ended December 31, 2008, what started as a subprime lending crisis in the United States transformed into a broad-based credit crisis impacting capital markets around the world. As policymakers responded with massive stimulus packages to help mend credit markets, investors turned their focus on the eventual impact of the credit crunch on the real economy, employment and corporate earnings. Major world markets declined sharply as risk aversion increased in anticipation of a significantly weaker economy. During the year, all sectors represented in the Fund’s benchmark and all emerging stock markets posted sharply negative returns.

Indeed, 2008 was the worst year on record for emerging stock markets, as the Fund’s benchmark, the MSCI Emerging Markets Index, returned –53.18%. Although the United States was the center of the global financial crisis, the Emerging Markets suffered most, hit in particular by the slump in commodity prices and by investors switching out of higher-risk assets.

The rout in the emerging equity markets was felt in every sector and every country. The Industrial and Energy sectors were the hardest hit, falling –61.97% and –61.14%, respectively, as global economic demand slowed. Of the major emerging markets, Russia suffered most, falling –73.83%, as oil prices plunged to their lowest level in four years. The stock markets of Brazil, China and Korea also lost more than half their value in 2008.

Emerging Markets Fund outperformed its benchmark

Institutional Class shares of the Emerging Markets Fund returned –51.64% for the fiscal year ended December 31, 2008, slightly better than the –53.18% return of its benchmark, the MSCI Emerging Markets Index. The Fund’s Advisor Class shares returned
–51.61%.

Within the Fund itself, Asia was a positive contributor to relative performance as a result of positive security selection. Europe, Middle East, Africa and Latin America were relative underperformers, as negative selection outweighed positive asset allocation.

Sectors that had the most positive impact on relative return were Materials and Industrials, while the sectors with the most negative impact were Telecommunications Services and Consumer Discretionary. Holding cash during the year had a major positive effect.

Market outlook

We are confident that emerging economies will continue to grow at a faster rate than those in the developed world, as they have in previous years, and offer the best opportunities for investors going forward. Stock valuations are also significantly cheaper than at any time in the past ten years. These two factors alone create many opportunities. We believe we can capture many of those opportunities through domestic-oriented stocks across the emerging world. As export markets evaporate, we expect governments in Emerging Market countries to continue to use monetary and fiscal tools — namely ambitious infrastructure programs and other fiscal measures — as well as aggressive easing of interest rates to promote internal consumption and stimulate domestic growth.

We recognize that emerging economies have become increasingly vulnerable to global risk aversion and we are aware of the global nature of commerce, as well as the dependence on consumption in developed economies for healthy global growth. However, as developing economies continue to grow faster than the developed world, playing an increasing role in global trade, we believe the fiscal and monetary measures implemented worldwide will allow emerging economies to limit the damage from the contraction seen in the economies of many of their trading partners. We continue to look for the best opportunities in these markets, seeking quality companies with domestic or industry leadership, stable cash flows and clear growth opportunities.

Thank you for the opportunity to discuss our outlook for the emerging equity markets and for your continued trust and support.

For the Emerging Markets Team

Francisco Alzuru, CFA

Managing Director, Emerging Markets Research

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Emerging Markets Fund

Growth of a $1,000,000 Investment in Institutional Class

December 31, 1998 through December 31, 20082

Average Annual Total Returns — December 31, 20082

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	-51.64%	-6.87%	5.00%	8.73%	—
Advisor Class (Inception 9/13/2005)	-51.61%	-6.97%	—	—	-3.04%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Inception Advisor Class[5]
MSCI Emerging Markets Index[1]	-53.18%	-4.62%	8.02%	9.31%	-2.20%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call

1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.29%	1.25%
Advisor	21.07	1.40

NOTES TO CHARTS

[1]

Morgan Stanley Capital International Emerging Markets Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

During the 12 months ended December 31, 2008, what started as a subprime lending crisis in the United States transformed into a broad-based credit crisis impacting capital markets around the world. As policymakers responded with massive stimulus packages to help mend credit markets, investors turned their focus on the eventual impact of the credit crunch on the real economy, employment and corporate earnings. Markets declined sharply as risk aversion increased in anticipation of a significantly weaker economy. During the year, all sectors represented in the benchmark and all major and emerging stock markets posted sharply negative returns.

Indeed, 2008 was one of the worst years on record for world stock markets, as the Fund’s benchmark, the MSCI ACWI ex USA, returned –45.24%. Although the United States was the center of the global financial crisis, the international markets generally fared worse in U.S. dollar terms during the year. As investors sought the safe haven of U.S. Treasury bonds, the U.S. dollar surged in the second half of the year to record annual gains of 4.64% against the euro, 22.26% against the Canadian dollar and 36.36% against the British pound. The only major currency stronger than the U.S. dollar was the Japanese yen, which gained 18.40% in 2008.

The rout in the financial markets affected both developed and developing markets. In Europe several markets lost over half their value, with the financial services industry hit particularly hard, compelling some European governments to acquire major banking organizations. Asian markets were hammered by the flight to cash in pursuit of safety as well as by concern about what effect a slowdown in Western consumer spending might have on Asia’s export economy. Meanwhile Emerging Markets were hurt by the severe downturn in commodity prices in the second half of the year.

International Growth Fund underperformed its benchmark

Institutional Class shares of the International Growth Fund returned –50.10% for the fiscal year ended December 31, 2008, underperforming the –45.24% return on its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also fared worse than the Index, returning –50.25%.

Within the Fund itself, all regions with the exception of Emerging Markets were relative detractors. European performance was especially weak, primarily as a result of negative security selection. The Fund also underperformed in Japan, but this reflected the fact that the Fund was underweight in yen-denominated securities versus the benchmark, as well as negative security selection. The Fund’s outperformance in Emerging Markets was achieved chiefly through security selection. In aggregate and from a regional perspective, security selection was the most negative contributor to the Fund’s relative performance for the year, while allocation was the most positive contributor.

All economic sectors with the exception of Information Technology and Telecommunications Services had a negative impact on relative performance. Driven primarily by security selection, relative performance was particularly negative in Energy. Other underperforming sectors included Consumer Discretionary (security selection) and Utilities (security selection and an underweight position versus the benchmark). On a more positive note, the Fund benefited from being overweight in the Telecommunications Services sector versus the benchmark. In general, security selection was the leading contributor to the Fund’s negative relative performance.

Market outlook

The most recent equity market weakness has been driven by renewed fears about economic growth and corporate profitability in 2009. Recent economic news has been disappointing, while the flow of news on the corporate front remained mixed. We continue to anticipate profit growth in 2009, but our confidence in that outlook has dwindled as companies continue to report disappointing results and correspondingly lowered future expectations.

While there may be due cause for pessimism about the future for international equity markets given the carnage, we believe there is also reason for optimism. In our opinion, many of the key variables for favorable equity markets are already in place, including low interest rates, moderating inflation and attractive valuations. An extended period of weak international economic growth cannot be ruled out, but we do not regard it as the most likely scenario. Growth has indeed slowed, but the long-term outlook for many economies — especially the emerging markets of China, India and Brazil — is still promising. Historically, investor sentiment and stock prices have risen in anticipation of improved corporate earnings. We believe earnings growth should eventually flow through from aggressive monetary and fiscal economic stimuli currently in place. While downside risk is still present in the form of a continuing flow of negative corporate news and further earnings downgrades, 2009 may be closer to a cyclical trough in earnings than it is to a peak.

However, investor confidence remains fragile. There may be some further setbacks ahead. With time and a progression of positive news — or at least non-negative news — we think investor psychology should eventually recover, enabling equity risk premiums to narrow. Based on our internal valuation work, on a cash earnings yield ratio basis, international equities look inexpensive relative to bonds.

As 2008 drew to a close, we continued to concentrate on positioning the Fund for the next “Bull Market,” while continuing to provide some downside protection in case events do not materialize as we envision. We continue to manage risk while focusing on careful individual stock selection. Despite difficult equity market conditions, we remain guardedly optimistic in our outlook. However, a balanced, well-diversified approach seems most prudent.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Growth Fund

Growth of a $1,000,000 Investment in Institutional Class

June 23, 2003 (Inception) through December 31, 20082

Average Annual Total Returns — December 31, 20082

	1 Year	3 Years	5 Years	Since Inception
Institutional Class
(Inception 6/23/2003)	-50.10%	-9.84%	-0.43%	3.76%
Advisor Class
(Inception 9/13/2005)	-50.25%	-10.09%	—	-7.67%
				Since Inception[5]

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	-45.24%	-6.57%	3.00%	7.33%	-4.83%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.89%	0.89%
Advisor	1.03	1.03

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 7/1/03; Advisor Class from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL CORE FUND

During the 12 months ended December 31, 2008, what started as a subprime lending crisis in the United States transformed into a broad-based credit crisis impacting capital markets around the world. As policymakers responded with massive stimulus packages to help mend credit markets, investors turned their focus on the eventual impact of the credit crunch on the real economy, employment and corporate earnings. Global markets declined sharply as risk aversion increased in anticipation of a significantly weaker economy. During the year, all sectors represented in the Fund’s benchmark and all major and emerging stock markets posted sharply negative returns.

Indeed, 2008 was one of the worst years on record for world stock markets, as the Fund’s benchmark, the MSCI ACWI ex USA, returned –45.24%. Although the United States was the center of the global financial crisis, the international markets generally fared worse in U.S. dollar terms during the year. As investors sought the safe haven of U.S. Treasury bonds, the U.S. dollar surged in the second half of the year to record annual gains of 4.64% against the euro, 22.26% against the Canadian dollar and 36.36% against the British pound. The only major currency stronger than the U.S. dollar was the Japanese yen, which gained 18.40% in 2008.

The rout in the financial markets affected both developed and developing markets. In Europe, several markets lost over half their value. The financial services industry was hit particularly hard, compelling some European governments to acquire major banking organizations. Asian markets were hammered by the flight to cash as well as by concern about what effect a slowdown in Western consumer spending might have on Asia’s export economy. Meanwhile, Emerging Markets were hurt by a severe downturn in commodity prices in the second half of the year.

International Core Fund underperformed its benchmark

Institutional Class shares of the International Core Fund returned –47.26% for the fiscal year ended December 31, 2008, underperforming the –45.24% return on its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares returned –47.33% for the period.

Within the Fund itself, all regions with the exception of Emerging Markets were relative detractors. European performance was especially weak, primarily reflecting negative security selection. The Fund also underperformed in Japan because it was underweight in yen-denominated securities versus the benchmark as well as because of negative security selection.

Sectors that had the most positive impact on relative returns were Health Care and Information Technology, while the most negative sectors were Energy and Consumer Discretionary. Holding cash during the year had a positive effect, as did holding a different basket of currencies than the Index.

Market outlook

While there may be due cause for pessimism about the future for international equity markets given the carnage, we believe there is also cause for optimism. In our opinion, many of the key variables for favorable equity markets are already in place, such as low interest rates, moderating inflation and attractive valuations. Although an extended period of weak international economic growth cannot be ruled out, it is not the most likely scenario, in our view. The near-term pace of economic growth has slowed, but the long-term outlook for many economies — especially the emerging markets of China, India and Brazil — is still very promising. Historically, investor sentiment and stock prices have risen in anticipation of improved corporate earnings. We believe earnings growth should eventually flow through from the aggressive monetary and fiscal economic stimuli already in place. Downside risk is still possible as a result of a continuing flow of poor corporate news and further earnings downgrades, but we believe 2009 may be closer to a cyclical trough in corporate earnings than it is to a peak.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Core Fund Team

Lauretta A. (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Core Fund

Growth of a $1,000,000 Investment in Institutional Class

September 13, 2005 (Inception) through December 31, 20082

Average Annual Total Returns — December 31, 20082

	1 Year	3 Years	Since Inception
Institutional Class
(Inception 9/13/2005)	-47.26%	-8.55%	-5.83%
Advisor Class
(Inception 9/13/2005)	-47.33%	-8.71%	-5.99%

COMPARATIVE PERFORMANCE	1 Year	3 Years	Since Inception[5]
MSCI ACWI ex USA[1]	-45.24%	-6.57%	-4.83%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.08%	1.00%
Advisor	1.29	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown is calculated from 10/1/05.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Hansberger Fund, contact your financial professional or call Hansberger Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available by calling 1-800-414-6927.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2008 through December 31, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
INSTITUTIONAL CLASS
Actual	$1,000.00	$605.30	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82
ADVISOR CLASS
Actual	$1,000.00	$605.10	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.95%, and 1.15%, for the Institutional Class and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
INSTITUTIONAL CLASS
Actual	$1,000.00	$527.20	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34
ADVISOR CLASS
Actual	$1,000.00	$528.80	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.10

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25% and 1.40% for the Institutional Class and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
INSTITUTIONAL CLASS
Actual	$1,000.00	$561.40	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.37
ADVISOR CLASS
Actual	$1,000.00	$560.50	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.86% and 1.15% for the Institutional Class and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

INTERNATIONAL CORE FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
INSTITUTIONAL CLASS
Actual	$1,000.00	$583.20	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
ADVISOR CLASS
Actual	$1,000.00	$582.70	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00% and 1.15% for the Institutional Class and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 94.5% of Net Assets
	Australia — 1.1%
147,074	Westpac Banking Corp.	$1,763,964

	Brazil — 3.8%
162,125	Companhia Energetica de Minas Gerais, Sponsored ADR	2,227,597
217,624	Companhia Vale do Rio Doce, Sponsored ADR (Non-Voting)	2,317,696
83,400	Petroleo Brasileiro SA, Sponsored ADR	1,702,194

		6,247,487

	Canada — 2.2%
71,866	Bank of Nova Scotia	1,939,130
57,280	IGM Financial, Inc.	1,644,857

		3,583,987

	China — 7.7%
2,200,000	China Communications Construction Co. Ltd., Class H	2,748,836
2,359,000	China Construction Bank Corp., Class H	1,312,480
39,123	China Medical Technologies, Inc., Sponsored ADR	792,632
190,500	China Mobile Ltd.	1,932,834
858,000	China Shenhua Energy Co. Ltd., Class H	1,839,431
7,369,024	Denway Motors Ltd.	2,311,432
900,800	Weichai Power Co. Ltd., Class H	1,712,571

		12,650,216

	Denmark — 0.3%
9,426	Novo Nordisk A/S, Class B	486,229

	France — 13.6%
50,789	ArcelorMittal	1,224,259
147,052	Axa	3,300,673
41,473	BNP Paribas	1,790,161
57,361	Carrefour SA	2,217,255
59,177	GDF Suez	2,937,374
22,645	PPR	1,482,688
24,791	Schneider Electric SA	1,845,785
144,944	Societe Television Francaise 1	2,123,645
40,362	Suez Environment SA(b)	681,660
49,119	Total SA	2,700,523
69,388	Vivendi SA	2,261,635

		22,565,658

	Germany — 6.8%
49,130	Adidas AG	1,872,818
43,977	Bayer AG	2,562,471
20,314	Merck KGaA	1,817,298
85,188	SAP AG	3,091,222
25,821	Siemens AG, (Registered)	1,943,894

		11,287,703

	India — 2.1%
143,159	Infosys Technologies Ltd., Sponsored ADR	3,517,417

	Italy — 2.4%
106,494	ENI SpA	2,562,635
78,458	Saipem SpA	1,338,147

		3,900,782

	Japan — 21.0%
576,000	Bank of Yokohama (The) Ltd.	3,397,693
57,800	Canon, Inc.	1,831,367
235	East Japan Railway Co.(c)	1,849,796

Shares	Description	Value (†)

	Japan — continued
462	KDDI Corp.	$3,298,815
250,800	Mitsubishi UFJ Financial Group, Inc.	1,576,314
12,700	Nintendo Co. Ltd.	4,853,326
248,000	Nomura Holdings, Inc.	2,064,928
432,000	Osaka Gas Co. Ltd.	1,997,672
51,900	Shin-Etsu Chemical Co. Ltd.	2,395,266
142,000	Shionogi & Co. Ltd.	3,667,160
192,800	Sumitomo Corp.	1,709,996
642,000	Sumitomo Trust & Banking Co. Ltd.	3,795,018
135,200	THK Co. Ltd.	1,422,829
223,000	Yaskawa Electric Corp.	900,712

		34,760,892

	Korea — 2.3%
41,529	KB Financial Group, Inc.	1,111,133
7,192	Samsung Electronics Co. Ltd.	2,622,132

		3,733,265

	Mexico — 1.4%
76,392	America Movil SAB de CV, Series L, ADR	2,367,388

	Norway — 0.9%
256,700	Subsea 7, Inc.(b)	1,526,164

	Russia — 2.3%
32,358	Evraz Group SA, GDR, 144A	278,279
107,644	Gazprom, Sponsored ADR	1,533,927
33,320	LUKOIL, Sponsored ADR	1,067,906
148,869	MMC Norilsk Nickel, ADR	946,807

		3,826,919

	Singapore — 1.3%
319,600	DBS Group Holdings Ltd.	1,882,564
159,800	DBS Group Holdings Ltd., (Rights)(b)	332,744

		2,215,308

	Spain — 1.3%
214,930	Banco Santander Central Hispano SA	2,076,373

	Switzerland — 10.2%
79,583	Credit Suisse Group, (Registered)	2,230,278
17,135	Lonza Group AG, (Registered)	1,588,608
102,490	Nestle SA, (Registered)	4,058,410
63,801	Novartis AG, (Registered)	3,195,244
26,190	Roche Holding AG	4,054,659
8,996	Syngenta AG, (Registered)	1,747,613

		16,874,812

	Taiwan — 1.4%
1,757,188	Taiwan Semiconductor Manufacturing Co. Ltd.	2,397,647

	United Kingdom — 12.4%
184,280	BHP Billiton PLC	3,574,216
265,944	HSBC Holdings PLC	2,639,278
366,232	ICAP PLC	1,545,945
503,892	Man Group PLC	1,733,463
64,131	Reckitt Benckiser Group PLC	2,403,045
254,223	Smith & Nephew PLC	1,623,597
109,011	Standard Chartered PLC	1,394,908
494,865	Tesco PLC	2,576,771
1,429,164	Vodafone Group PLC	2,926,425

		20,417,648

	Total Common Stocks (Identified Cost $218,987,414)	156,199,859

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

Preferred Stocks — 2.0%
	Germany — 2.0%
104,741	Henkel AG & Co. KGaA (Identified Cost $4,224,107)	$3,281,403

Principal Amount
Bonds and Notes — 0.2%
	China — 0.2%
$921,000	China Medical Technologies, Inc. 4.000%, 8/15/2013 (Identified Cost $460,691)	445,534

Short-Term Investment — 3.0%
4,919,426	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $4,919,426 on 01/02/2009, collateralized by $4,590,000 Federal Home Loan Mortgage Corp., 4.125% due 9/27/2013 valued at $5,020,313 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $4,919,426)	4,919,426

	Total Investments — 99.7% (Identified Cost $228,591,638)(a)	164,846,222
	Other assets less liabilities — 0.3%	423,611

	Net Assets — 100.0%	$165,269,833

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $231,723,579 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,440,335
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(73,317,692)

	Net unrealized depreciation	$(66,877,357)

(b)	Non-income producing security.
(c)	Valued by management. At December 31, 2008 the value of this security amounted to $1,849,796 or 1.1% of net assets.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2008, the value of this security amounted to $278,279 or 0.2% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at December 31, 2008 (Unaudited)

Commercial Banks	15.0%
Pharmaceuticals	9.6
Oil, Gas & Consumable Fuels	6.9
Wireless Telecommunication Services	6.4
Capital Markets	5.6
Metals & Mining	5.1
Software	4.8
Household Products	3.4
Semiconductors & Semiconductor Equipment	3.0
Food & Staples Retailing	2.9
Media	2.7
Chemicals	2.5
Food Products	2.5
IT Services	2.1
Insurance	2.0
Other Investments, less than 2% each	22.2
Short-Term Investment	3.0

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

Currency Exposure at December 31, 2008 as a Percentage of Net Assets (Unaudited)

Euro	26.1%
Japanese Yen	21.0
United States Dollar	13.4
British Pound	10.7
Swiss Franc	10.2
Hong Kong Dollar	8.8
South Korean Won	2.3
Canadian Dollar	2.2
Other, less than 2% each	5.0

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 98.2% of Net Assets
	Brazil — 14.4%
85,421	Banco Bradesco SA, Sponsored ADR	$843,105
56,162	Banco do Brasil SA	353,541
10,989	Companhia de Bebidas das Americas, ADR	486,923
45,905	Companhia Energetica de Minas Gerais	493,105
111,050	Companhia Vale do Rio Doce, Sponsored ADR (Non-Voting)	1,182,682
34,136	GVT Holding SA(b)	371,368
19,466	Natura Cosmeticos SA	158,516
59,734	Petroleo Brasileiro SA, ADR	1,462,886
5,585	Telemig Celular Participacoes SA, ADR	167,494

		5,519,620

	Chile — 1.6%
31,316	Empresa Nacional de Telecomunicaciones SA	339,083
21,107	Enersis SA, Sponsored ADR	268,903

		607,986

	China — 21.5%
396,000	China Communications Construction Co. Ltd., Class H	494,790
1,346,000	China Construction Bank Corp., Class H	748,876
9,474	China Medical Technologies, Inc., Sponsored ADR	191,943
168,600	China Mobile Ltd.	1,710,635
184,000	China National Building Material Co. Ltd., Class H	223,723
266,000	China Overseas Land & Investment Ltd.	373,500
10,640	China Overseas Land, (Rights)(b)	3,817
810,000	China Petroleum & Chemical Corp., Class H	497,877
613,600	China Railway Group Ltd., Class H(b)	428,835
227,000	China Shenhua Energy Co. Ltd., Class H	486,656
1,626,400	Denway Motors Ltd.	510,151
266,000	Huaneng Power International, Inc., Class H	193,828
1,379,000	Industrial and Commerial Bank of China Ltd., Class H, 144A	732,134
542,000	PetroChina Co. Ltd., Class H	481,652
161,000	Ping An Insurance (Group) Co. of China Ltd., Class H	791,205
179,800	Weichai Power Co. Ltd., Class H	341,830

		8,211,452

	Columbia — 1.4%
12,494	Bancolombia SA, Sponsored ADR	291,735
268,614	Ecopetrol SA	239,516

		531,251

	Czech Republic — 1.3%
11,974	CEZ	512,126

	India — 8.1%
31,317	Bharti Airtel Ltd.(b)	460,251
5,580	HDFC Bank Ltd., ADR	398,300
73,171	Hindustan Unilever Ltd.	377,936
17,026	Housing Development Finance Corp. Ltd.	521,168
18,494	Infosys Technologies Ltd.	428,870
11,282	Larsen & Toubro Ltd.	179,979
74,990	Reliance Communications Ltd.	352,592
15,115	Reliance Industries Ltd.	384,847

		3,103,943

	Indonesia — 0.2%
712,500	PT Bumi Resources Tbk	60,103

Shares	Description	Value (†)

	Israel — 3.3%
8,976	Check Point Software Technologies Ltd.(b)	$170,454
25,641	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,091,538

		1,261,992

	Korea — 11.0%
2,318	Hite Brewery Co. Ltd.	307,762
6,184	Hyundai Motor Co. Ltd.	197,871
10,118	KB Financial Group, Inc.	270,713
3,107	LG Household & Health Care Ltd.	473,497
1,406	POSCO	426,962
3,949	Samsung Electronics Co. Ltd.	1,439,766
4,407	Samsung Fire & Marine Insurance Co. Ltd.	669,686
36,704	Woongjin Thinkbig Co. Ltd.	436,068

		4,222,325

	Malaysia — 0.7%
164,800	Bumiputra-Commerce Holdings Bhd	279,198

	Mexico — 6.5%
30,191	America Movil SAB de CV, Series L, ADR	935,619
19,929	Cemex SAB de CV, Sponsored ADR(b)	182,151
16,876	Fomento Economico Mexicano, SAB de CV, Sponsored ADR	508,474
43,166	Grupo Carso SAB de CV, Sponsored ADR	248,205
14,811	Grupo Televisa SA, Sponsored ADR	221,276
152,387	Wal-Mart de Mexico SAB de CV, Series V	407,143

		2,502,868

	Peru — 1.0%
7,820	Credicorp Ltd.	390,687

	Poland — 1.1%
9,770	Bank Pekao SA	419,109

	Russia — 6.4%
76,240	Gazprom, Sponsored ADR	1,086,420
11,671	LUKOIL, Sponsored ADR	374,056
18,604	Magnit(b)(c)	299,315
25,251	MMC Norilsk Nickel, ADR	160,596
8,877	Mobile Telesystems, Sponsored ADR	236,839
10,474	Wimm-Bill-Dann Foods, ADR(b)	275,571

		2,432,797

	South Africa — 9.5%
31,981	Impala Platinum Holdings Ltd.	471,312
56,767	Massmart Holdings Ltd.	520,515
155,245	Mr. Price Group Ltd.	416,439
64,128	MTN Group Ltd.	756,078
21,601	Naspers Ltd., N Shares	390,768
14,023	Sasol Ltd.	426,463
70,915	Standard Bank Group Ltd.	639,837

		3,621,412

	Taiwan — 9.8%
392,680	Asustek Computer, Inc.	443,136
1,254,536	Chinatrust Financial Holding Co. Ltd.	536,932
213,000	Formosa Plastics Corp.	284,145
145,060	HON HAI Precision Industry Co. Ltd.	286,024
186,892	President Chain Store Corp.	448,860
474,000	Taiwan Mobile Co. Ltd.	705,325
775,892	Taiwan Semiconductor Manufacturing Co. Ltd.	1,058,689

		3,763,111

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	United Kingdom — 0.4%
14,800	HSBC Holdings PLC	$146,878

	Total Common Stocks (Identified Cost $58,538,076)	37,586,858

Principal Amount
Short-Term Investments — 5.0%
$1,924,024	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $1,924,024 on 1/2/2009, collateralized by $1,795,000 Federal Home Loan Mortgage Corp., 4.125% due 9/27/2013 valued at $1,963,281 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $1,924,024)	1,924,024

	Total Investments — 103.2% (Identified Cost $60,462,100)(a)	39,510,882
	Other assets less liabilities — (3.2)%	(1,232,133)

	Net Assets — 100.0%	$38,278,749

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $61,263,962 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,428,883
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(23,181,963)

	Net unrealized depreciation	$(21,753,080)

(b)	Non-income producing security.
(c)	Illiquid security. At December 31, 2008, the value of this security amounted to $299,315 or 0.8% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of this security amounted to $732,134 or 1.9% of net assets.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at December 31, 2008 (Unaudited)

Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	14.4
Wireless Telecommunication Services	13.9
Semiconductors & Semiconductor Equipment	6.5
Metals & Mining	5.9
Food & Staples Retailing	4.4
Insurance	3.8
Beverages	3.4
Electric Utilities	3.3
Construction & Engineering	2.9
Pharmaceuticals	2.9
Media	2.7
Household Products	2.2
Other Investments, less than 2% each	16.1
Short Term Investments	5.0

Total Investments	103.2
Other assets less liabilities	(3.2)

Net Assets	100.0%

Currency Exposure at December 31, 2008 as a Percentage of Net Assets (Unaudited)

United States Dollar	35.0%
Hong Kong Dollar	21.3
South Korean Won	11.0
Taiwan Dollar	9.8
South African Rand	9.5
Indian Rupee	7.1
Brazilian Real	3.6
Other, less than 2% each	5.9

Total Investments	103.2
Other assets less liabilities	(3.2)

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 99.4% of Net Assets
	Australia — 3.6%
341,646	BHP Billiton Ltd.	$7,257,988
276,001	CSL Ltd.	6,508,611
217,496	Rio Tinto Ltd.	5,828,407

		19,595,006

	Brazil — 4.1%
570,537	Banco Itau Holding Financeira SA, ADR	6,618,229
556,531	Companhia Vale do Rio Doce, ADR	6,739,590
356,508	Petroleo Brasileiro SA, ADR	8,730,881

		22,088,700

	Canada — 8.4%
628,558	Cameco Corp.	10,842,625
551,569	Manulife Financial Corp.	9,393,220
458,564	Rogers Communications, Inc., Class B	13,591,622
152,097	Shoppers Drug Mart Corp.	5,920,017
295,951	Suncor Energy, Inc.	5,771,044

		45,518,528

	China — 6.4%
15,728,000	Agile Property Holdings Ltd.	8,306,487
6,574,000	China Communications Construction Co. Ltd., Class H	8,214,022
3,736,500	China Merchants Bank Co. Ltd., Class H	6,991,263
565,668	Focus Media Holding Ltd., ADR(b)	5,141,922
884,800	Tencent Holdings Ltd.	5,749,191

		34,402,885

	Denmark — 2.3%
209,023	Vestas Wind Systems A/S(b)	12,300,323

	France — 6.6%
152,938	Electricite de France	8,895,159
136,138	Groupe Danone	8,225,438
147,859	Iliad SA	12,836,740
88,588	LVMH Moet Hennessy Louis Vuitton SA	5,937,038

		35,894,375

	Germany — 7.1%
151,314	Adidas AG	5,768,036
128,979	Deutsche Boerse AG	9,331,502
267,667	E.ON AG	10,510,528
168,992	SAP AG, Sponsored ADR	6,120,890
65,324	Wacker Chemie AG	6,995,085

		38,726,041

	Hong Kong — 3.8%
1,701,900	Esprit Holdings Ltd.	9,698,119
16,883,000	Foxconn International Holdings Ltd.(b)	5,664,638
2,890,000	Li & Fung Ltd.	4,994,486

		20,357,243

	India — 2.4%
100,573	HDFC Bank Ltd., ADR	7,178,901
168,117	Infosys Technologies Ltd.	3,898,576
70,729	Infosys Technologies Ltd., Sponsored ADR	1,737,811

		12,815,288

	Israel — 1.8%
233,544	Teva Pharmaceutical Industries Ltd., Sponsored ADR	9,941,968

	Italy — 1.4%
460,923	Saipem SpA	7,861,313

Shares	Description	Value (†)

	Japan — 12.3%
308,200	Denso Corp.	$5,222,251
140,300	FANUC Ltd.	10,055,553
688,000	NGK Insulators Ltd.	7,796,226
27,800	Nintendo Co. Ltd.	10,623,816
93,390	Orix Corp.	5,332,648
157,000	Shin-Etsu Chemical Co. Ltd.	7,245,794
138,200	TERUMO Corp.	6,474,035
162,200	Toyota Motor Corp.	5,362,060
122,870	Yamada Denki Co. Ltd.	8,588,813

		66,701,196

	Korea — 1.2%
35,945	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	6,290,375

	Luxembourg — 1.7%
210,536	Millicom International Cellular SA	9,455,172

	Mexico — 1.2%
240,271	Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V	6,487,317

	Netherlands — 1.1%
309,541	Koninklijke (Royal) Philips Electronics NV, (NY Registered Shares)	6,150,580

	Norway — 1.1%
604,953	Renewable Energy Corp. A/S(b)	5,794,682

	Russia — 1.2%
466,380	Gazprom, Sponsored ADR	6,645,915

	Singapore — 1.1%
2,044,000	Keppel Corp. Ltd.	6,205,770

	South Africa — 1.1%
503,261	MTN Group Ltd.	5,933,518

	Spain — 6.0%
733,880	Banco Bilbao Vizcaya Argentaria SA	9,093,050
1,073,164	Banco Santander Central Hispano SA	10,367,510
573,948	Telefonica SA	12,954,966

		32,415,526

	Switzerland — 10.2%
437,023	ABB Ltd., (Registered)	6,664,658
273,976	Credit Suisse Group, (Registered)	7,678,054
234,426	Nestle SA, (Registered)	9,282,827
347,549	Nobel Biocare Holding AG, (Registered)	7,176,802
212,517	Novartis AG, (Registered)	10,643,152
89,389	Roche Holding AG	13,838,943

		55,284,436

	United Kingdom — 13.3%
4,565,907	ARM Holdings PLC	5,780,345
789,073	Autonomy Corp. PLC(b)	10,980,041
497,612	BG Group PLC	6,887,722
896,776	British Sky Broadcasting PLC	6,332,957
1,309,418	ICAP PLC	5,527,337
1,605,887	Prudential PLC	9,748,098
939,062	Smith & Nephew PLC	5,997,325
572,858	Standard Chartered PLC	7,330,309
1,536,787	Tesco PLC	8,002,079
619,428	Vedanta Resources PLC	5,562,233

		72,148,446

	Total Common Stocks (Identified Cost $850,843,349)	539,014,603

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Principal Amount	Description	Value (†)

Short-Term Investment — 0.9%
$4,885,785	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $4,885,785 on 1/02/2009, collateralized by $4,750,000 Federal Home Loan Mortgage Corp., 5.640% due 8/21/2014 valued at $4,987,500 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $4,885,785)	$4,885,785

	Total Investments — 100.3% (Identified Cost $855,729,134)(a)	543,900,388
	Other assets less liabilities — (0.3)%	(1,521,014)

	Net Assets — 100.0%	$542,379,374

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $878,171,280 for federal
	income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,598,172
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(336,869,064)

	Net unrealized depreciation	$(334,270,892)

(b)	Non-income producing security.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of this security amounted to $6,290,375 or 1.2% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at December 31, 2008 (Unaudited)

Commercial Banks	8.8%
Oil, Gas & Consumable Fuels	7.2
Pharmaceuticals	6.4
Wireless Telecommunication Services	5.3
Software	5.1
Diversified Telecommunication Services	4.8
Metals & Mining	4.7
Electrical Equipment	4.6
Food & Staples Retailing	3.8
Health Care Equipment & Supplies	3.6
Electric Utilities	3.6
Insurance	3.5
Specialty Retail	3.4
Machinery	3.3
Food Products	3.2
Chemicals	2.6
Capital Markets	2.4
Industrial Conglomerates	2.3
Semiconductors & Semiconductor Equipment	2.2
Textiles, Apparel & Luxury Goods	2.1
Media	2.1
Other Investments, less than 2% each	14.4
Short-Term Investment	0.9

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

Currency Exposure at December 31, 2008 as a Percentage of Net Assets (Unaudited)

United States Dollar	21.8%
Euro	20.1
British Pound	13.3
Japanese Yen	12.3
Swiss Franc	10.2
Hong Kong Dollar	9.1
Australian Dollar	3.6
Canadian Dollar	3.6
Danish Krone	2.3
Other, less than 2% each	4.0

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 96.8% of Net Assets
	Australia — 2.3%
19,014	BHP Billiton Ltd.	$403,937
15,672	CSL Ltd.	369,574
12,104	Rio Tinto Ltd.	324,360
25,645	Westpac Banking Corp.	307,579

		1,405,450

	Brazil — 3.9%
31,138	Banco Itau Holding Financeira SA, ADR	361,201
28,914	Companhia Energetica de Minas Gerais, Sponsored ADR	397,278
30,973	Companhia Vale do Rio Doce, ADR	375,083
40,741	Companhia Vale do Rio Doce, Sponsored ADR (Non-Voting)	433,892
19,571	Petroleo Brasileiro SA, ADR	479,294
15,635	Petroleo Brasileiro SA, Sponsored ADR	319,110

		2,365,858

	Canada — 5.3%
12,822	Bank of Nova Scotia	345,971
34,871	Cameco Corp.	601,525
11,482	IGM Financial, Inc.	329,718
30,537	Manulife Financial Corp.	520,045
25,461	Rogers Communications, Inc., Class B	754,652
8,637	Shoppers Drug Mart Corp.	336,175
16,471	Suncor Energy, Inc.	321,184

		3,209,270

	China — 7.1%
872,000	Agile Property Holdings Ltd.	460,533
775,000	China Communications Construction Co. Ltd., Class H	968,340
434,000	China Construction Bank Corp., Class H	241,465
7,256	China Medical Technologies, Inc., Sponsored ADR	147,007
205,000	China Merchants Bank Co. Ltd., Class H	383,570
36,500	China Mobile Ltd.	370,333
155,000	China Shenhua Energy Co. Ltd., Class H	332,298
1,378,000	Denway Motors Ltd.	432,235
31,481	Focus Media Holding Ltd., ADR(b)	286,162
50,200	Tencent Holdings Ltd.	326,186
168,400	Weichai Power Co. Ltd., Class H	320,157

		4,268,286

	Denmark — 1.2%
1,443	Novo Nordisk A/S, Class B	74,435
11,480	Vestas Wind Systems A/S(b)	675,561

		749,996

	France — 10.0%
8,521	ArcelorMittal	205,397
27,566	Axa	618,736
7,535	BNP Paribas	325,245
10,351	Carrefour SA	400,112
8,467	Electricite de France	492,456
10,015	GDF Suez	497,115
7,457	Groupe Danone	450,551
8,193	Iliad SA	711,295
4,853	LVMH Moet Hennessy Louis Vuitton SA	325,241
3,806	PPR	249,199
4,467	Schneider Electric SA	332,585
26,394	Societe Television Francaise 1	386,711
7,215	Suez Environnement SA(b)	121,852

Shares	Description	Value (†)

	France — continued
8,845	Total SA, Sponsored ADR	$489,128
12,379	Vivendi SA	403,482

		6,009,105

	Germany — 7.0%
17,192	Adidas AG	655,353
8,243	Bayer AG	480,307
7,129	Deutsche Boerse AG	515,776
14,871	E.ON AG	583,942
3,618	Merck KGaA	323,668
24,863	SAP AG, Sponsored ADR	900,538
4,849	Siemens AG, (Registered)	365,049
3,585	Wacker Chemie AG	383,892

		4,208,525

	Hong Kong — 1.9%
93,300	Esprit Holdings Ltd.	531,661
936,000	Foxconn International Holdings Ltd.(b)	314,050
158,000	Li & Fung Ltd.	273,055

		1,118,766

	India — 2.3%
5,510	HDFC Bank Ltd., ADR	393,304
7,297	Infosys Technologies Ltd.	169,215
33,355	Infosys Technologies Ltd., Sponsored ADR	819,532

		1,382,051

	Israel — 0.9%
12,911	Teva Pharmaceutical Industries Ltd., Sponsored ADR	549,621

	Italy — 1.9%
19,137	ENI SpA	460,506
39,387	Saipem SpA	671,769

		1,132,275

	Japan — 16.6%
102,000	Bank of Yokohama (The) Ltd.	601,675
10,100	Canon, Inc.	320,014
17,800	Denso Corp.	301,610
43	East Japan Railway Co.(c)	338,473
7,700	FANUC Ltd.	551,873
83	KDDI Corp.	592,644
47,000	Mitsubishi UFJ Financial Group, Inc.	295,402
38,000	NGK Insulators Ltd.	430,605
3,800	Nintendo Co. Ltd.	1,452,176
43,500	Nomura Holdings, Inc.	362,195
5,020	Orix Corp.	286,646
79,000	Osaka Gas Co. Ltd.	365,315
18,100	Shin-Etsu Chemical Co. Ltd.	835,343
25,000	Shionogi & Co. Ltd.	645,627
34,800	Sumitomo Corp.	308,651
123,000	Sumitomo Trust & Banking Co. Ltd.	727,083
7,600	TERUMO Corp.	356,025
24,400	THK Co. Ltd.	256,783
9,400	Toyota Motor Corp.	310,748
6,730	Yamada Denki Co. Ltd.	470,438
38,000	Yaskawa Electric Corp.	153,485

		9,962,811

	Korea — 1.5%
7,232	KB Financial Group, Inc., ADR	189,478
4,233	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	740,775

		930,253

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	Luxembourg — 0.9%
11,542	Millicom International Cellular SA	$518,351

	Mexico — 1.3%
13,912	America Movil SAB de CV, Series L, ADR	431,133
13,172	Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V	355,644

		786,777

	Netherlands — 0.6%
17,079	Koninklijke (Royal) Philips Electronics NV, (NY Registered Shares)	339,360

	Norway — 1.0%
33,671	Renewable Energy Corp. A/S(b)	322,525
47,997	Subsea 7, Inc.(b)	285,358

		607,883

	Russia — 1.8%
6,677	Evraz Group SA, GDR, 144A	57,422
45,346	Gazprom, Sponsored ADR	646,180
6,231	LUKOIL, Sponsored ADR	199,704
28,108	MMC Norilsk Nickel, ADR	178,767

		1,082,073

	Singapore — 1.2%
55,000	DBS Group Holdings Ltd.	323,971
27,500	DBS Group Holdings Ltd., (Rights)(b)	57,262
112,000	Keppel Corp. Ltd.	340,042

		721,275

	South Africa — 0.6%
28,011	MTN Group Ltd.	330,254

	Spain — 3.7%
40,734	Banco Bilbao Vizcaya Argentaria SA	504,710
101,937	Banco Santander Central Hispano SA	984,782
31,777	Telefonica SA	717,260

		2,206,752

	Switzerland — 10.2%
23,935	ABB Ltd., (Registered)	365,012
29,245	Credit Suisse Group, (Registered)	819,578
3,062	Lonza Group AG, (Registered)	283,882
32,039	Nestle SA, (Registered)	1,268,684
19,068	Nobel Biocare Holding AG, (Registered)	393,749
23,152	Novartis AG, (Registered)	1,159,485
9,629	Roche Holding AG	1,490,734
1,617	Syngenta AG, (Registered)	314,127

		6,095,251

	Taiwan — 0.8%
57,032	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	450,553

	United Kingdom — 12.8%
250,132	ARM Holdings PLC	316,662
43,744	Autonomy Corp. PLC(b)	608,703
27,299	BG Group PLC	377,860
33,921	BHP Billiton PLC	657,917
49,128	British Sky Broadcasting PLC	346,938
44,419	HSBC Holdings PLC	440,822
137,108	ICAP PLC	578,763
92,453	Man Group PLC	318,052
89,078	Prudential PLC	540,724
11,573	Reckitt Benckiser Group PLC	433,650

Shares	Description	Value (†)

	United Kingdom — continued
97,070	Smith & Nephew PLC	$619,938
53,961	Standard Chartered PLC	690,487
173,498	Tesco PLC	903,407
34,473	Vedanta Resources PLC	309,555
25,125	Vodafone Group PLC, Sponsored ADR	513,555

		7,657,033

	Total Common Stocks (Identified Cost $86,091,570)	58,087,829

Preferred Stocks — 1.0%
	Germany — 1.0%
19,215	Henkel AG & Co. KGaA (Identified Cost $757,912)	601,982

Principal Amount
Bonds and Notes — 0.1%
	China — 0.1%
$170,000	China Medical Technologies, Inc. 4.000%, 8/15/2013 (Identified Cost $85,035)	82,237

Short-Term Investments — 2.0%
1,215,812	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $1,215,812 on 1/02/2009, collateralized by $320,000 Federal Home Loan Mortgage Corp., 4.125% due 9/27/2013 valued at $350,000; $870,000 Federal Home Loan Mortgage Corp., 5.250% due 7/15/2013 valued at $892,838 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $1,215,812)	1,215,812

	Total Investments — 99.9% (Identified Cost $88,150,329)(a)	59,987,860
	Other assets less liabilities — 0.1%	50,442

	Net Assets — 100.0%	$60,038,302

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $91,797,600 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$590,598
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(32,400,338)

	Net unrealized depreciation	$(31,809,740)

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

(b)	Non-income producing security.
(c)	Valued by management. At December 31, 2008 the value of this security amounted to $338,473 or 0.6% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $798,197 or 1.3% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at December 31, 2008 (Unaudited)

Commercial Banks	11.9%
Pharmaceuticals	7.9
Oil, Gas & Consumable Fuels	7.0
Wireless Telecommunication Services	5.8
Software	4.9
Metals & Mining	4.9
Capital Markets	4.0
Food & Staples Retailing	3.3
Food Products	2.9
Electrical Equipment	2.8
Insurance	2.8
Health Care Equipment & Supplies	2.7
Machinery	2.6
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.5
Electric Utilities	2.5
Diversified Telecommunication Services	2.4
Media	2.4
Other Investments, less than 2% each	22.0
Short-Term Investments	2.0

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

Currency Exposure at December 31, 2008 as a Percentage of Net Assets (Unaudited)

United States Dollar	22.2%
Euro	21.3
Japanese Yen	16.6
British Pound	11.2
Swiss Franc	10.1
Hong Kong Dollar	9.0
Canadian Dollar	2.9
Australian Dollar	2.3
Other, less than 2% each	4.3

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund

ASSETS
Investments at cost	$228,591,638	$60,462,100	$855,729,134	$88,150,329
Net unrealized depreciation	(63,745,416)	(20,951,218)	(311,828,746)	(28,162,469)

Investments at value	164,846,222	39,510,882	543,900,388	59,987,860
Cash	—	—	—	16,048
Foreign currency at value (identified cost $1,266, $4,162, $17,637, $0)	1,253	4,089	17,444	—
Receivable for Fund shares sold	250,064	4,000	56,661	66
Security held for delivery obligation	—	15,388	—	—
Receivable for securities sold	—	—	1,024,055	193,215
Receivable from investment adviser (Note 5)	5,736	—	—	1,430
Dividends and interest receivable	324,459	164,301	682,881	99,399
Tax reclaims receivable	248,877	36,378	672,945	41,253
Foreign capital gains taxes receivable (Note 2)	—	97,932	—	—

TOTAL ASSETS	165,676,611	39,832,970	546,354,374	60,339,271

LIABILITIES
Payable for securities purchased	—	—	3,536,341	175,828
Payable for Fund shares redeemed	202,064	1,420,109	11,822	—
Management fees payable (Note 5)	99,771	54,727	333,108	37,338
Deferred Trustees’ fees (Note 5)	11,585	10,914	16,635	10,276
Administrative fees payable (Note 5)	6,270	1,508	20,008	2,305
Payable to broker	—	15,388	—	—
Payable to broker for foreign currency, at value (identified cost $14,708)	—	—	—	14,652
Other accounts payable and accrued expenses	87,088	51,575	57,086	60,570

TOTAL LIABILITIES	406,778	1,554,221	3,975,000	300,969

NET ASSETS	$165,269,833	$38,278,749	$542,379,374	$60,038,302

NET ASSETS CONSIST OF:
Paid-in capital	$239,222,320	$64,837,562	$960,063,357	$97,226,290
Accumulated net investment income (loss)	(1,559,858)	(35,767)	310,239	(76,090)
Accumulated net realized loss on investments and foreign currency transactions	(8,665,279)	(5,668,331)	(106,203,557)	(8,949,320)
Net unrealized depreciation on investments and foreign currency translations	(63,727,350)	(20,854,715)	(311,790,665)	(28,162,578)

NET ASSETS	$165,269,833	$38,278,749	$542,379,374	$60,038,302

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$106,435,415	$38,191,455	$541,198,458	$59,615,147

Shares of beneficial interest	17,211,312	29,541,682	54,285,900	9,052,188

Net asset value, offering price and redemption price per share	$6.18	$1.29	$9.97	$6.59

Advisor Class:
Net assets	$58,834,418	$87,294	$1,180,916	$423,155

Shares of beneficial interest	9,541,643	68,096	118,547	64,123

Net asset value, offering price and redemption price per share	$6.17	$1.28	$9.96	$6.60

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund

INVESTMENT INCOME
Dividends	$7,029,519	$3,346,890	$21,191,064	$2,116,986
Interest	77,565	62,462	88,139	20,244
Securities lending income (Note 2)	133,612	22,186	743,487	23,329
Less net foreign taxes withheld	(659,835)	(345,264)	(1,852,694)	(186,408)

	6,580,861	3,086,274	20,169,996	1,974,151

Expenses
Management fees (Note 5)	1,526,701	1,305,422	6,233,651	540,043
Trustees’ fees and expenses (Note 5)	9,940	9,016	16,685	9,173
Administrative fees (Note 5)	103,475	66,515	421,696	36,511
Custodian fees and expenses	137,441	234,626	281,825	106,683
Transfer agent fees and expenses - Institutional Class (Note 5)	3,313	4,854	7,965	1,492
Transfer agent fees and expenses - Advisor Class (Note 5)	72,953	1,247	1,444	3,011
Audit and tax services fees	50,473	50,435	50,810	50,356
Legal fees	7,487	7,003	33,193	2,324
Shareholder reporting expenses	28,033	3,224	5,734	4,345
Registration fees	37,774	35,217	61,652	33,779
Fee/expense recovery - Advisor Class	—	—	3,278	—
Miscellaneous expenses	23,362	53,165	54,381	25,336

Total expenses	2,000,952	1,770,724	7,172,314	813,053
Less fee reduction and/or expense reimbursement (Note 5)	(24,842)	(138,754)	(144,853)	(90,704)

Net expenses	1,976,110	1,631,970	7,027,461	722,349

Net investment income	4,604,751	1,454,304	13,142,535	1,251,802

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments*	3,797,693	13,393,136	(105,625,574)	(8,604,631)
Foreign currency transactions	(394,989)	(315,727)	(1,076,974)	(130,256)
Net change in unrealized appreciation (depreciation) on:
Investments**	(126,582,381)	(78,529,030)	(459,454,011)	(39,767,256)
Foreign currency translations	8,276	(29,902)	(17,567)	(4,044)

Net realized and unrealized loss on investments and foreign currency transactions	(123,171,401)	(65,481,523)	(566,174,126)	(48,506,187)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(118,566,650)	$(64,027,219)	$(553,031,591)	$(47,254,385)

*	Net of foreign capital gains taxes paid of $1,420 for Emerging Markets Fund - See Note 2 of Notes to Financial Statements.
**	Including change in foreign capital gains tax accrual of ($337,764) for Emerging Markets Fund - see Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income	$4,604,751	$5,351,103	$1,454,304	$2,135,069
Net realized gain (loss) on investments and foreign currency transactions	3,402,704	43,558,859	13,077,409	110,278,355
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(126,574,105)	(5,572,091)	(78,558,932)	(33,683,846)

Net increase (decrease) in net assets resulting from operations	(118,566,650)	43,337,871	(64,027,219)	78,729,578

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(892,880)	(11,431,619)	(1,167,226)	(1,434,328)
Advisor Class	(434,300)	(407,261)	(2,361)	(101)
Net realized capital gain
Institutional Class	(21,926,211)	(26,261,004)	(39,343,764)	(98,993,906)
Advisor Class	(4,830,042)	(979,926)	(50,799)	(7,009)

Total distributions	(28,083,433)	(39,079,810)	(40,564,150)	(100,435,344)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	39,166,769	(20,662,583)	(76,387,305)	(66,480,363)

Net increase (decrease) in net assets	(107,483,314)	(16,404,522)	(180,978,674)	(88,186,129)

NET ASSETS
Beginning of the year	272,753,147	289,157,669	219,257,423	307,443,552

End of the year	$165,269,833	$272,753,147	$38,278,749	$219,257,423

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(1,559,858)	$(5,725,540)	$(35,767)	$(2,549)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	International Growth Fund		International Core Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income	$13,142,535	$5,525,066	$1,251,802	$770,862
Net realized gain (loss) on investments and foreign currency transactions	(106,702,548)	60,615,073	(8,734,887)	7,476,493
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(459,471,578)	68,015,626	(39,771,300)	2,274,989

Net increase (decrease) in net assets resulting from operations	(553,031,591)	134,155,765	(47,254,385)	10,522,344

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(11,767,636)	(4,471,781)	(724,798)	(1,426,627)
Advisor Class	(22,136)	(3,573)	(2,654)	(34,699)
Net realized capital gain
Institutional Class	(9,500,198)	(56,267,469)	(1,619,335)	(6,528,885)
Advisor Class	(15,531)	(96,155)	(53,272)	(158,628)

Total distributions	(21,305,501)	(60,838,978)	(2,400,059)	(8,148,839)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	206,827,851	268,084,734	38,331,856	8,202,970

Net increase (decrease) in net assets	(367,509,241)	341,401,521	(11,322,588)	10,576,475

NET ASSETS
Beginning of the year	909,888,615	568,487,094	71,360,890	60,784,415

End of the year	$542,379,374	$909,888,615	$60,038,302	$71,360,890

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$310,239	$38,685	$(76,090)	$(697,168)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
Net asset value, beginning of the period	$12.77		$12.95		$13.58		$11.82		$10.28

Income from Investment Operations:
Net investment income	0.24	(a)	0.25	(a)	0.23	(a)	0.20	(a)	0.17
Net realized and unrealized gain (loss)	(5.45)		1.65		2.88		1.80		1.53

Total from Investment Operations	(5.21)		1.90		3.11		2.00		1.70

Less Distributions From:
Net investment income	(0.06)		(0.63)		(0.32)		(0.27)		(0.17)
Net realized capital gains	(1.32)		(1.45)		(3.42)		—		—

Total Distributions	(1.38)		(2.08)		(3.74)		(0.27)		(0.17)
Transaction fees(b)	—		—		—		0.03		0.01

Net asset value, end of the period	$6.18		$12.77		$12.95		$13.58		$11.82

Total return(c)	(43.4)%		14.8%		24.4%		17.2%		16.6%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$106,435		$262,572		$284,022		$246,919		$288,995
Net expenses(h)	0.94	%(d)	0.93	%(d)	0.99	%(f)	1.00	%(d)(e)	1.00	%(e)
Gross expenses(h)	0.94%		0.94%		0.99	%(f)	1.05%		1.04%
Net investment income(h)	2.33%		1.76%		1.60%		1.62	%(g)	1.44	%(g)
Portfolio turnover rate	69%		47%		46%		37%		36%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(e)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(f)	Includes fee/expense recovery of 0.01%.
(g)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.59% and 1.40% for 2005 and 2004, respectively.
(h)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value, beginning of the period	$12.75	$12.94	$13.58	$12.84

Income from Investment Operations:
Net investment income(b)	0.15	0.22	0.15	0.02
Net realized and unrealized gain (loss)	(5.36)	1.65	2.94	0.97

Total from Investment Operations	(5.21)	1.87	3.09	0.99

Less Distributions From:
Net investment income	(0.05)	(0.61)	(0.31)	(0.25)
Net realized gains	(1.32)	(1.45)	(3.42)	—

Total Distributions	(1.37)	(2.06)	(3.73)	(0.25)

Net asset value, end of the period	$6.17	$12.75	$12.94	$13.58

Total return(c)	(43.5)%	14.5%	24.2%	7.7%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$58,834	$10,181	$5,135	$378
Net expenses(d)(e)	1.15%	1.15%	1.15%	1.15%
Gross expenses(e)	1.23%	1.82%	2.59%	17.23%
Net investment income(e)	1.85%	1.53%	1.07%	0.66%
Portfolio turnover rate	69%	47%	46%	37%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	Emerging Markets Fund - Institutional Class
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
Net asset value, beginning of the period	$6.16		$8.30		$9.21		$10.05		$10.40

Income from Investment Operations:
Net investment income	0.05	(a)	0.07	(a)	0.19	(a)	0.16	(a)	0.15
Net realized and unrealized gain (loss)	(2.96)		2.46		2.29		2.73		1.95

Total from Investment Operations	(2.91)		2.53		2.48		2.89		2.10

Less Distributions From:
Net investment income	(0.08)		(0.07)		(0.22)		(0.21)		(0.14)
Net realized capital gains	(1.88)		(4.60)		(3.17)		(3.63)		(2.33)

Total Distributions	(1.96)		(4.67)		(3.39)		(3.84)		(2.47)
Transaction fees(b)	—		—		0.00	(f)	0.11		0.02

Net asset value, end of the period	$1.29		$6.16		$8.30		$9.21		$10.05

Total return(e)	(51.6)%		30.7%		27.8%		31.0%		20.7%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$38,191		$219,241		$307,442		$327,742		$432,527
Net expenses(h)	1.25	%(c)	1.25	%(c)	1.25	%(c)	1.25	%(c)(d)	1.25	%(d)
Gross expenses(h)	1.36%		1.32%		1.35%		1.39%		1.35%
Net investment income(h)	1.11%		0.74%		1.96%		1.56	%(g)	1.10	%(g)
Portfolio turnover rate	65%		59%		64%		45%		41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(d)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	Amount rounds to less than $0.01.
(g)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.46% and 1.00% for 2005 and 2004, respectively.
(h)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	Emerging Markets Fund - Advisor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(a)
Net asset value, beginning of the period	$6.13	$8.28	$9.21	$11.24

Income from Investment Operations:
Net investment income (loss)(b)	0.04	0.05	0.17	(0.01)
Net realized and unrealized gain (loss)	(2.94)	2.46	2.28	1.38

Total from Investment Operations	(2.90)	2.51	2.45	1.37

Less Distributions From:
Net investment income	(0.07)	(0.06)	(0.21)	(0.20)
Net realized gains	(1.88)	(4.60)	(3.17)	(3.20)

Total Distributions	(1.95)	(4.66)	(3.38)	(3.40)

Net asset value, end of the period	$1.28	$6.13	$8.28	$9.21

Total return(c)	(51.6)%	30.5%	27.6%	12.2%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$87	$17	$1	$1
Net expenses(d)(e)	1.40%	1.40%	1.40%	1.40%
Gross expenses(e)	2.39%	334.55%	1,433.82%	1,636.33%
Net investment income (loss)(e)	0.99%	0.47%	1.74%	(0.32)%
Portfolio turnover rate	65%	59%	64%	45%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
Net asset value, beginning of the period	$20.66		$18.59		$15.87		$13.83		$12.41

Income from Investment Operations:
Net investment income	0.25	(a)	0.15	(a)	0.13	(a)	0.11	(a)	0.04
Net realized and unrealized gain (loss)	(10.52)		3.40		3.55		2.21		1.63

Total from Investment Operations	(10.27)		3.55		3.68		2.32		1.67

Less Distributions From:
Net investment income	(0.22)		(0.11)		(0.17)		(0.12)		(0.03)
Net realized capital gains	(0.20)		(1.37)		(0.79)		(0.19)		(0.29)

Total Distributions	(0.42)		(1.48)		(0.96)		(0.31)		(0.32)
Transaction fees(b)	—		—		0.00	(c)	0.03		0.07

Net asset value, end of the period	$9.97		$20.66		$18.59		$15.87		$13.83

Total return(d)	(50.1)%		19.2%		23.3%		17.1%		14.1%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$541,198		$908,350		$567,717		$208,374		$43,720
Net expenses(i)	0.84	%(e)(f)	0.88	%(e)	0.93	%(g)	1.00	%(e)(f)	1.00	%(f)
Gross expenses(i)	0.86%		0.89%		0.93	%(g)	1.14%		1.37%
Net investment income(i)	1.58%		0.71%		0.75%		0.71	%(h)	0.48	%(h)
Portfolio turnover rate	69%		52%		54%		38%		41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Prior to July 5, 2005, these amounts represent proceeds from a 0.50% fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(f)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 0.60% and 0.11% for 2005 and 2004, respectively.
(i)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value, beginning of the period	$20.62		$18.56	$15.87	$15.22

Income from Investment Operations:
Net investment income(b)	0.19		0.12	0.14	0.02
Net realized and unrealized gain (loss)	(10.47)		3.36	3.50	0.85

Total from Investment Operations	(10.28)		3.48	3.64	0.87

Less Distributions From:
Net investment income	(0.18)		(0.05)	(0.16)	(0.10)
Net realized gains	(0.20)		(1.37)	(0.79)	(0.12)

Total Distributions	(0.38)		(1.42)	(0.95)	(0.22)
Transaction fees(c)	—		—	0.00 (d)	—

Net asset value, end of the period	$9.96		$20.62	$18.56	$15.87

Total return(e)	(50.3)%		18.8%	23.0%	5.7%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,181		$1,539	$770	$150
Net expenses(f)(g)	1.15	%(h)(i)	1.15%	1.15%	1.15%
Gross expenses(g)	1.17	%(h)	2.02%	8.16%	21.76%
Net investment income(g)	1.22%		0.58%	0.78%	0.35%
Portfolio turnover rate	69%		52%	54%	38%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	These amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without the reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Includes fee/expense recovery of 0.21%.
(i)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Core Fund - Institutional Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value, beginning of the period	$12.95	$12.51	$10.71	$10.00

Income from Investment Operations:
Net investment income(b)	0.17	0.15	0.13	0.02
Net realized and unrealized gain (loss)	(6.18)	1.93	2.45	0.70

Total from Investment Operations	(6.01)	2.08	2.58	0.72

Less Distributions From:
Net investment income	(0.08)	(0.29)	(0.19)	(0.01)
Net realized capital gains	(0.27)	(1.35)	(0.59)	—

Total Distributions	(0.35)	(1.64)	(0.78)	(0.01)

Net asset value, end of the period	$6.59	$12.95	$12.51	$10.71

Total return(c)	(47.3)%	16.7%	24.2%	7.2%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$59,615	$69,590	$60,176	$39,151
Net expenses(d)(e)	1.00%	1.00%	1.00%	1.00%
Gross expenses(e)	1.13%	1.19%	1.22%	1.49%
Net investment income(e)	1.73%	1.14%	1.11%	0.62%
Portfolio turnover rate	62%	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods of less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Core Fund - Advisor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value, beginning of the period	$12.91	$12.49	$10.71	$10.00

Income from Investment Operations:
Net investment income(b)	0.21	0.12	0.01	0.02
Net realized and unrealized gain (loss)	(6.21)	1.94	2.54	0.70

Total from Investment Operations	(6.00)	2.06	2.55	0.72

Less Distributions From:
Net investment income	(0.04)	(0.29)	(0.18)	(0.01)
Net realized capital gains	(0.27)	(1.35)	(0.59)	—

Total Distributions	(0.31)	(1.64)	(0.77)	(0.01)

Net asset value, end of the period	$6.60	$12.91	$12.49	$10.71

Total return(c)	(47.3)%	16.5%	24.0%	7.2%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$423	$1,771	$608	$1
Net expenses(d)(e)	1.15%	1.15%	1.15%	1.15%
Gross expenses(e)	1.31%	2.88%	12.16%	1,673.31%
Net investment income(e)	1.92%	0.87%	0.04%	0.51%
Portfolio turnover rate	62%	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods of less than one year, if applicable.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.  Organization.  Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees applicable to such class). Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. All forward foreign currency contracts are “marked-to-market” daily utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At December 31, 2008, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	82%
Emerging Markets Fund	60%
International Growth Fund	75%
International Core Fund	74%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

The Funds’ investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds’ investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds’ investments and income generated by these investments, as well as the Funds’ ability to repatriate such amounts.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2008, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examination (tax years ended December 31, 2005 – 2008) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as gains realized from passive foreign investment companies, foreign capital gains tax, distribution re-designations and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contracts marked-to-market, post-October capital loss deferrals, foreign capital gains tax, securities lending collateral gain/loss adjustments, gains realized from passive foreign investment companies and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2008 and 2007 was as follows:

	2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$2,124,737	$25,958,696	$28,083,433
Emerging Markets Fund	1,807,963	38,756,187	40,564,150
International Growth Fund	15,552,673	5,752,828	21,305,501
International Core Fund	1,072,791	1,327,268	2,400,059

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$15,928,721	$23,151,089	$39,079,810
Emerging Markets Fund	28,133,580	72,301,764	100,435,344
International Growth Fund	27,310,667	33,528,311	60,838,978
International Core Fund	3,537,347	4,611,492	8,148,839

Differences between these amounts and those reported in the Statement of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
Undistributed ordinary income	$611,316	$73,083	$444,784	$112,856
Undistributed long-term capital gains	—	—	—	—

Total undistributed earnings	611,316	73,083	444,784	112,856
Capital loss carryforward:
Expires December 31, 2016	—	—	(45,636,200)	(1,901,864)
Deferred net capital losses (post-October 2008)	(7,692,925)	(4,866,472)	(38,216,803)	(3,577,335)
Unrealized appreciation (depreciation)	(66,859,291)	(21,754,509)	(334,259,129)	(31,811,370)

Total accumulated losses	$(73,940,900)	$(26,547,898)	$(417,667,348)	$(37,177,713)

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of December 31, 2008, there were no securities on loan.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 may have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective January 1, 2008. FAS 157 establishes a hierarchy for net asset value determination purposes in which various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments;

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

•

Level 2 — prices determined using other significant observable inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar investments, interest rates, credit risk, etc.);

•

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an investment, (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of investments and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008:

International Value Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$26,366,389
Level 2 — Other Significant Observable Inputs	138,479,833
Level 3 — Significant Unobservable Inputs	—

Total	$164,846,222

Emerging Markets Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$15,732,866
Level 2 — Other Significant Observable Inputs	23,778,016
Level 3 — Significant Unobservable Inputs	—

Total	$39,510,882

International Growth Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$137,643,865
Level 2 — Other Significant Observable Inputs	406,256,523
Level 3 — Significant Unobservable Inputs	—

Total	$543,900,388

International Core Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$14,997,155
Level 2 — Other Significant Observable Inputs	44,990,705
Level 3 — Significant Unobservable Inputs	—

Total	$59,987,860

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

4.  Purchases and Sales of Securities.  For the year ended December 31, 2008, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$154,587,302	$137,637,746
Emerging Markets Fund	82,750,241	190,959,968
International Growth Fund	773,833,840	573,240,678
International Core Fund	81,438,690	44,452,024

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), which is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%
International Core Fund	0.75%

HGI has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until April 30, 2009 and will be reevaluated on an annual basis. For the year ended December 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.25%	1.40%
International Growth Fund	1.00%	1.15%
International Core Fund	1.00%	1.15%

In addition, HGI has voluntarily agreed to provide a breakpoint in the investment advisory fee of the International Growth Fund such that HGI will reduce its annual rate of 0.75% to 0.70% on the combined average daily net assets of the International Growth Fund and the ING International Capital Appreciation Fund (a registered fund for which HGI serves as sub-adviser) that exceed $700 million. HGI may discontinue the breakpoint at any time. During the year ended December 31, 2008, this breakpoint was reached and the effective rate charged to the Fund was 0.73%.

For the year ended December 31, 2008, the management fees and reduction of management fees for each Fund were as follows:

	Gross Management	Contractual Reduction of Management	Voluntary Reduction of Management	Net Management	Percentage of Average Daily Net Assets
Fund	Fee	Fee	Fee	Fee	Gross	Net
International Value Fund	$1,526,701	$—	$—	$1,526,701	0.75%	0.75%
Emerging Markets Fund	1,305,422	130,218	—	1,175,204	1.00%	0.90%
International Growth Fund	6,233,651	—	132,209	6,101,442	0.75%	0.73%
International Core Fund	540,043	87,672	—	452,371	0.75%	0.63%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

For the year ended December 31, 2008, class specific expenses have been reimbursed as follows:

Fund	Reimbursement
International Value Fund	$21,747
Emerging Markets Fund	5,996
International Growth Fund	—
International Core Fund	2,041

HGI shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through a reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. Voluntary fee reductions are not recoverable. The amounts subject to possible recovery under the expense limitation agreements at December 31, 2008 were as follows:

	Expenses Subject to Possible Recovery until December 31, 2009
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$21,747
Emerging Markets Fund	134,943	1,271
International Growth Fund	—	—
International Core Fund	87,304	2,409

b.  Administrative Fees.   Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors in their first twelve months of operations.

Prior to July 1, 2008, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.0450% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which was reevaluated on an annual basis. New funds were subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first twelve months of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

For the year ended December 31, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
International Value Fund	$103,475	$3,095	$100,380
Emerging Markets Fund	66,515	2,540	63,975
International Growth Fund	421,696	12,644	409,052
International Core Fund	36,511	991	35,520

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

c.  Distribution Agreement.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Natixis US holds a majority voting interest in Hansberger Group, Inc., the corporate parent of HGI. Under the distribution agreement, the Funds do not pay Natixis Distributors for its services.

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Expense
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$3,601
Emerging Markets Fund	—	25
International Growth Fund	388	22
International Core Fund	—	1,936

e.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

Prior to March 12, 2008, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $75,000,000 committed line of credit provided by State Street Bank.

For the year ended December 31, 2008, the Funds had no borrowings under these agreements.

On February 6, 2009, the Trustees approved the renewal of the committed line of credit provided by State Street Bank. Effective March 12, 2009, interest will be charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

7.  Shareholders.  As of December 31, 2008, each Fund had shareholders that held greater than 5% of the fund’s outstanding shares. Investment activities of these shareholders could have a material impact on the respective Funds. The number of greater than 5% shareholders and aggregate percentage of shares held by such owners was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
International Value Fund	4	56.56%
Emerging Markets Fund	4	80.07%
International Growth Fund	3	25.52%
International Core Fund	4	78.19%

8.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
International Value Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	266,617	$3,216,794	—	$—
Issued in connection with the reinvestment of distributions	2,632,895	22,623,758	2,883,296	37,069,097
Redeemed	(6,250,740)	(67,564,356)	(4,250,966)	(63,209,286)

Net change	(3,351,228)	$(41,723,804)	(1,367,670)	$(26,140,189)

Advisor Class
Issued from the sale of shares	9,296,115	$86,340,358	433,320	$6,062,543
Issued in connection with the reinvestment of distributions	796,384	5,196,644	108,365	1,387,188
Redeemed	(1,349,506)	(10,646,429)	(139,912)	(1,972,125)

Net change	8,742,993	$80,890,573	401,773	$5,477,606

Increase (decrease) from capital share transactions	5,391,765	$39,166,769	(965,897)	$(20,662,583)

	Year Ended December 31, 2008		Year Ended December 31, 2007
Emerging Markets Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	739,460	$3,601,201	428,620	$4,043,200
Issued in connection with the reinvestment of distributions	19,748,362	40,441,596	15,714,345	100,228,788
Redeemed	(26,541,176)	(120,716,208)	(17,608,869)	(170,774,461)

Net change	(6,053,354)	$(76,673,411)	(1,465,904)	$(66,502,473)

Advisor Class
Issued from the sale of shares	385,482	$1,843,020	1,426	$15,000
Issued in connection with the reinvestment of distributions	35,682	53,160	1,152	7,110
Redeemed	(355,819)	(1,610,074)	—	—

Net change	65,345	$286,106	2,578	$22,110

Decrease from capital share transactions	(5,988,009)	$(76,387,305)	(1,463,326)	$(66,480,363)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

8.  Capital Shares (continued).

	Year Ended December 31, 2008		Year Ended December 31, 2007
International Growth Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	15,873,819	$276,654,949	12,958,838	$257,635,305
Issued in connection with the reinvestment of distributions	1,575,040	19,648,664	2,893,590	59,694,046
Redeemed	(7,121,945)	(90,237,657)	(2,434,755)	(49,825,595)

Net change	10,326,914	$206,065,956	13,417,673	$267,503,756

Advisor Class
Issued from the sale of shares	98,267	$1,286,383	52,831	$981,250
Issued in connection with the reinvestment of distributions	2,884	35,056	4,844	99,728
Redeemed	(57,219)	(559,544)	(24,570)	(500,000)

Net change	43,932	$761,895	33,105	$580,978

Increase (decrease) from capital share transactions	10,370,846	$206,827,851	13,450,778	$268,084,734

	Year Ended December 31, 2008		Year Ended December 31, 2007
International Core Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	4,650,986	$46,748,376	873,266	$11,831,439
Issued in connection with the reinvestment of distributions	253,262	2,344,133	610,354	7,955,511
Redeemed	(1,226,842)	(10,329,655)	(918,755)	(12,800,000)

Net change	3,677,406	$38,762,854	564,865	$6,986,950

Advisor Class
Issued from the sale of shares	105,091	$1,158,148	81,675	$1,129,510
Issued in connection with the reinvestment of distributions	4,995	55,926	14,942	193,328
Redeemed	(183,103)	(1,645,072)	(8,175)	(106,818)

Net change	(73,017)	$(430,998)	88,442	$1,216,020

Increase (decrease) from capital share transactions	3,604,389	$38,331,856	653,307	$8,202,970

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Hansberger International Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund, International Growth Fund and International Core Fund (each a series of Hansberger International Series) (the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 24, 2009

2008 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Portfolio paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2008.

Fund	Amount
International Value Fund	$25,958,696
Emerging Markets Fund	38,756,187
International Growth Fund	5,752,828
International Core Fund	1,327,268

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2008 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individuals’ tax bracket. These percentages are noted below:

Fund	Percentage
International Value Fund	100.00%
Emerging Markets Fund	93.31%
International Growth Fund	71.06%
International Core Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2008, the Funds intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Value Fund	$462,636	$7,029,519
Emerging Markets Fund	258,573	3,346,890
International Growth Fund	1,160,453	21,191,064
International Core Fund	152,312	2,113,809

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of the Hansberger International Series (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	40 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2007 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	40 None

Edward A. Benjamin (1938)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Retired	40 None

Daniel M. Cain (1945)	Trustee Since 2007 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	40 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker**** (1945)	Trustee Since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	40 None

Jonathan P. Mason (1958)	Trustee Since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	40 None

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since September 2007 Since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	40 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

TRUSTEE AND OFFICER INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES (continued)

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	40 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	40 None

John T. Hailer[2] (1960)	Trustee Since 2007	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	40 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Drucker was appointed as trustee effective July 1, 2008.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEE AND OFFICER INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer Since September 2007	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

David Giunta (1965)	President and Chief Executive Officer of Hansberger International Series Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Ronald Holt (1968)	Executive Vice President of Hansberger International Series Since September 2007	President and Chief Executive Officer, January 2007 to present, and Managing Director of Research, 2003-2007, Hansberger Global Investors, Inc.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Counsel, Columbia Management Group

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer Since September 2007	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President Since September 2007	Executive Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

M-HN58-1208

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2007	2008	2007	2008	2007	2008	2007	2008
Hansberger International Series	$198,500	$173,231	$33,600	$404	$37,900	$39,944	$—	$—

1.	Audit-related fees consist of:

2007—assurance and related services by PwC in connection with June 30, 2007 semi-annual financial statements and prospectus review.

2008—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2007—review of the Registrant’s tax returns and tax consulting services.

2008—review of year-end shareholder reporting and the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2007 and 2008 were $71,500 and $40,348, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust’s principal accountant to Hansberger Global Investors, Inc. and entities controlling, controlled by or under common control with Hansberger Global Investors, Inc. that provide ongoing services to the Trust (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2007	2008	2006	2008	2007	2008
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

Aggregate fees billed to Control Affiliates for non-audit services during 2007 and 2008 were $12,000 and $12,000, respectively.

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed. If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a) (3)	Not applicable.
(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 26, 2009

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 26, 2009